ING LIFE INSURANCE AND ANNUITY COMPANY
and its Variable Annuity Account I

Retirement Master

Supplement dated December 20, 2006 to the Contract Prospectus,
Contract Prospectus Summary and Statement of Additional Information,
each dated April 28, 2006, as supplemented

This supplement updates certain information contained in your Contract Prospectus, Contract Prospectus
Summary and Statement of Additional Information (SAI). Please read it carefully and keep it with your current Contract Prospectus, Contract Prospectus Summary and SAI for future reference.

1.	Effective January 13, 2007, ING Goldman Sachs® Capital Growth Portfolio (Service Class) will merge into ING VP Growth Portfolio (Class I). After the close of business on January 12, 2007, all existing account balances invested in ING Goldman Sachs® Capital Growth Portfolio (Service Class) will be transferred to ING VP Growth Portfolio (Class I). As a result of the merger, effective January 13, 2007 all references to ING Goldman Sachs® Capital Growth Portfolio (Service Class) in the Contract Prospectus, Contract Prospectus Summary and SAI are hereby deleted.

Unless you provide us with alternative allocation instructions, all future allocations directed to ING Goldman Sachs® Capital Growth Portfolio (Service Class) after the date of the merger will be automatically allocated to ING VP Growth Portfolio (Class I). You may give us alternative allocation instructions at any time by contacting our Customer Service Center at:

ING
USFS Customer Service
Defined Contribution Administration, TS21
151 Farmington Avenue
Hartford, CT 06156-1277
1-800-262-3862

See also the Transfers section of your Contract Prospectus or Investment Options section of your
Contract Prospectus Summary for further information about making fund allocation changes.

2.	Effective September 30, 2006, the information for ING VP Global Science and Technology Portfolio, and effective December 1, 2006, the information for ING Legg Mason Partners Aggressive Growth Portfolio appearing in the Contract Prospectus under Appendix III – Description of Underlying Funds is deleted and replaced with the following to reflect subadviser name changes.

Investment Adviser/
Fund Name	Subadviser	Investment Objective(s)
ING Partners, Inc. – ING	ING Life Insurance and	Seeks long-term growth of
Legg Mason Partners	Annuity Company	capital.
Aggressive Growth Portfolio
Subadviser: ClearBridge
Advisors, LLC
ING Variable Portfolios, Inc.	ING Investments, LLC	Seeks long-term capital
– ING VP Global Science		appreciation.
and Technology Portfolio	Subadviser: BlackRock
Advisors, LLC
X.130822-06B		December 2006
C06-1213-012 (12/2006)

3.	Effective December 31, 2006, Directed Services, Inc. is being converted to a limited liability company, redomiciled to Delaware, and reorganized as a wholly-owned subsidiary of ING Life Insurance and Annuity Company. Effective December 31, 2006, Directed Services, Inc. will be renamed Directed Services, LLC. Accordingly, effective December 31, 2006, all references to Directed Services, Inc. appearing in the Contract Prospectus and in the Contract Prospectus Summary are replaced with Directed Services, LLC.

4.	Effective December 31, 2006, the investment adviser for each of the portfolios under ING Partners, Inc. will change to Directed Services, LLC. Accordingly, effective December 31, 2006, all references to ING Life Insurance and Annuity Company as investment adviser for each portfolio under ING Partners, Inc. appearing in the Contract Prospectus under Appendix III – Description of Underlying Funds are replaced with Directed Services, LLC.

Insurance products issued by ING Life Insurance and Annuity Company. Securities offered through ING Financial
Advisers, LLC (Member SIPC), 151 Farmington Avenue, Hartford, CT 06156, or through other Broker-Dealers with which it has a selling agreement. These companies are wholly owned, indirect subsidiaries of ING Groep N.V.
Insurance obligations are the responsibility of each individual company.

X.130822-06B	December 2006
C06-1213-012 (12/2006)